UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005 (March 15, 2005)
                                                 -------------------------------

                                   GenTek Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                001-14789                02-0505547
    ---------------    ------------------------    -------------------
    (State or other    (Commission File Number)    (IRS Employer
    jurisdiction of                                Identification No.)
    incorporation)

           90 East Halsey Road, Parsippany, NJ                      07054
         ---------------------------------------            --------------------
         (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (973) 515-3221
                                                     --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 16, 2005, GenTek Inc. (the "Company") issued a press release announcing its earnings for the fourth quarter and full year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information furnished under this Item 2.02 on this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On March 15, 2005, the Company drew down the full $235 million term loan under the First Lien Credit and Guaranty Agreement and the full $135 million term loan under the Second Lien Credit and Guaranty Agreement filed as Exhibits
10.18 and 10.19, respectively, to the Company's Annual Report on Form 10-K for the year ended December 31, 2004. On March 16, 2005, the Company paid the previously announced special dividend of $31.00 per common share.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 Press Release, dated March 16, 2005, issued by GenTek Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GENTEK INC.
                                -------------------------------
                                (Registrant)


Date:  March 18, 2005           By:  /s/ Matthew M. Walsh
                                     --------------------
                                     Name:  Matthew M. Walsh
                                     Title: Vice President and Chief Financial
                                            Officer


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                                  EXHIBIT INDEX

Exhibit No.          Document
-----------          --------

99.1                 Press Release, dated March 16, 2005, issued by GenTek Inc.